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                                                              Exhibit (23)-(1)



                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 25, 1995 appearing on page 65 of Wisconsin Energy Corporation's Annual Report on Form 10-K for the year ended December 31, 1994.





/s/ PRICE WATERHOUSE LLP


PRICE WATERHOUSE LLP
Milwaukee, Wisconsin
December 20, 1995